UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant
to Section 14(a) of the
Securities Exchange Act of 1934
Amendment No. 1

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Picard Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 to the Definitive Proxy Statement filed on February 19, 2026 is being filed to include a proposal to approve the issuance of additional shares of our common stock in an amount exceeding 20% of our outstanding shares pursuant to the purchase agreement with the Selling Stockholders (as defined below) for purposes of complying with NYSE American Rule 713. This Amendment No. 1 restates the proxy statement in its entirety. Except for the addition of the proposal to approve the issuance of additional shares of our common stock in an amount exceeding 20% of our outstanding shares pursuant to the purchase agreement with the Selling Stockholders (as defined below) for purposes of complying with NYSE American Rule 713, no other changes have been made.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF PICARD MEDICAL, INC.

PICARD
MEDICAL, INC

SynCardia
A Picard Medical Company

SAVING LIVES,
ONE HEART AT A TIME

Proxy Statement dated February 19, 2026
and first mailed to stockholders on or about February 19, 2026

Dear Stockholders:

You are cordially invited to attend a special meeting of stockholders (“Special Meeting”) of Picard Medical, Inc. (the “Company”) at 8:00 p.m., Eastern Time, on March 10, 2026. This Special Meeting will be held entirely online to allow for greater participation. Stockholders may participate in this Special Meeting by visiting the following hosting URL: https://www.cstproxy.com/picardmedical/2026.

Your vote is very important! Whether or not you plan to attend the Special Meeting, we urge you to read the enclosed proxy statement and vote as soon as possible via the Internet, by telephone or, if you receive a paper proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form.

Thank you for your confidence and continued support.

Sincerely,

/s/ Patrick NJ Schnegelsberg
Patrick NJ Schnegelsberg Chief Executive Officer and Director

NOTICE OF Special Meeting OF STOCKHOLDERS

Time	8:00 p.m., Eastern Time

Date	March 10, 2026

Place	The Special Meeting will be held entirely online at https://www.cstproxy.com/picardmedical/2026.

Purpose

To adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of our capital stock from 180,000,000 to 330,000,000, which includes an increase in the number of authorized shares of our common stock from 150,000,000 to 300,000,000 (the “Authorized Shares Proposal”);

To approve the issuance of additional shares of our common stock in an amount exceeding 20% of our outstanding shares pursuant to the purchase agreement with the Selling Stockholders (as defined below) for purposes of complying with NYSE American Rule 713;

and

To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date	The Board has fixed the close of business on February 6, 2026, as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. You will not be able to attend the Special Meeting physically. To be admitted to the Special Meeting at https://www.cstproxy.com/picardmedical/2026, you must enter the control number found on your proxy card, voting instruction form or Notice card.

Voting by Proxy

YOUR VOTE IS VERY IMPORTANT. You may vote during the Special Meeting by telephone or over the Internet on our proxy agent’s website at www.cstproxyvote.com, by following the instructions included on the enclosed proxy card. If you are not voting by phone or Internet, the Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Chief Executive Officer of the Company, or by attending the Meeting and voting in person. We will not be able to count a proxy card unless we receive it at our principal executive offices at 1992 E Silverlake, Tucson AZ, 85713, or at the office of our proxy agent, Continental Stock & Transfer at 1 State Street 30th Floor, New York, NY 10004-1571, in the enclosed envelope.

Beginning on or about February 19, 2026, the proxy materials will be mailed to our stockholders of record on February 6, 2026.

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder at our executive offices for a period of 10 days prior to the Special Meeting until the close of such meeting.

By order of the Board of Directors,

/s/ Patrick NJ Schnegelsberg
Patrick NJ Schnegelsberg Chief Executive Officer and Director

February 19, 2026

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on
March 10, 2026: The proxy statement and proxy card are also available at https://www.cstproxy.com/picardmedical/2026.

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1
PROPOSAL 1: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK	4
PROPOSAL 2: THE APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK IN AN AMOUNT EXCEEDING 20% OF OUTSTANDING SHARES, PURSUANT TO THE PURCHASE AGREEMENT WITH THE SELLING STOCKHOLDERS FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN RULE 713.	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
HOUSEHOLDING OF PROXY MATERIALS	11
OTHER MATTERS	12

i

PICARD MEDICAL, INC.

1992 E SILVERLAKE, TUCSON AZ, 85713

PROXY STATEMENT
FOR SPECIAL Meeting OF STOCKHOLDERS
TO BE HELD ON March 10, 2026
AT 8:00 p.m., Eastern Time

GENERAL INFORMATION

As used in this proxy statement, the “Company,” “we,” “us” and “our” refer to Picard Medical, Inc. The term “Special Meeting,” as used in this proxy statement, refers to the Special Meeting of Stockholders and includes any adjournment or postponement of such meeting.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

This proxy statement and the proxy card will be mailed to you on or about February 19, 2026, shortly after the filing of the definitive proxy statement with the Securities and Exchange Commission (the “SEC”).

How do I attend the Special Meeting?

The meeting will be held entirely online on March 10, 2026, at 8:00 p.m. Eastern Time at https://www.cstproxy.com/picardmedical/2026. Information on how to vote at the virtual Special Meeting is discussed below.

When is the record date for the Special Meeting?

The Board of Directors of the Company (the “Board”) has fixed the record date for the Special Meeting as of the close of business on February 6, 2026 (the “Record Date”).

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. As of the Record Date, a total of 73,701,176 shares of our common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, Inc., our transfer agent, you are considered the stockholder of record, or a registered holder, with respect to those shares.

If your shares are held in a brokerage account or by a bank or other nominee (in “street name”), you are considered the beneficial owner of those shares.

How do I vote by proxy before the Special Meeting?

If your shares are held directly in your own name, and you receive printed copies of the proxy materials, you may vote your shares by mail by completing, signing and dating the proxy card. To vote over the internet or by telephone, you should refer to your proxy card for instructions.

If your shares are held in street name, meaning registered in the name of your broker, bank or other nominee, you should vote your shares by following the instructions from your broker, bank or other nominee.

What shares are included on a proxy card or voting instruction form?

Each proxy card or voting instruction form represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy card or voting instruction form if you hold your shares in multiple accounts, some of your shares are registered directly in your name with our transfer agent, or some of your shares are held in street name through a broker, bank, or other nominee. Please vote the shares on each proxy card or voting instruction form to ensure that all of your shares are counted at the Special Meeting.

What if I have shares registered in my name and don’t vote on a particular matter when returning a proxy card?

Properly signed proxy cards received before the close of voting at the Special Meeting will be voted according to the directions provided. If a signed proxy card is returned without stockholder direction on a matter, the shares will be voted as recommended by the Board.

Will my shares be held in street name be voted if I don’t provide instructions?

Current NYSE American LLC (“NYSE American”) rules allow brokers to vote shares on certain “routine” matters for which their customers do not provide voting instructions. The Authorized Shares Proposal is not a “routine” proposal; therefore, your broker will be unable to vote your shares if you do not instruct your broker how to vote, which is referred to as a “broker non-vote.” Broker non-votes will have no effect on the outcome of the votes on the approval of the Authorized Shares Proposal since they are not entitled to vote on the proposal.

How can I vote at the virtual Special Meeting?

Stockholders of record may vote their shares electronically at the Special Meeting by following the instructions at https://www.cstproxy.com/picardmedical/2026.

If you hold your shares in street name, you may not vote your shares at the online Special Meeting unless you request and obtain a valid proxy card from your broker, bank or other nominee.

I have shares registered in my name and, in addition, have shares in a brokerage account. How do I vote these shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

Proposal: FOR the approval of the Authorized Shares Proposal (page 4).

Proposal: FOR the approval of the issuance of additional shares of our common stock in an amount exceeding 20% of our outstanding shares pursuant to the purchase agreement with the selling stockholders (Page 7).

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain authorization for the execution of proxies.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	delivering written notice to the Company at any time before the close of voting at the Special Meeting;

●	submitting a later dated proxy over the internet or by telephone in accordance with the instructions in the Notice or the proxy card; or

●	voting your shares electronically during the Special Meeting.

If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

How is a quorum reached?

Business may not be conducted at the Special Meeting unless a quorum is present. Under our bylaws (“Bylaws”), the holders of a majority of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Special Meeting.

If there are not sufficient shares present or represented by proxy at the Special Meeting to constitute a quorum for approval of any matter to be voted upon, the Special Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Abstentions and broker non-votes are counted as shares present and entitled to vote for the purpose of determining whether a quorum is present.

What vote is required to approve each item and how are votes counted?

The approval of the Authorized Shares Proposal requires the vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote. Abstentions have the same effect as a vote against the Authorized Shares Proposal, and broker non-votes will have no effect on the voting of Proposal. A copy of the amended Certificate of Incorporation as proposed to be amended is attached to this proxy statement as Annex A.

Could other matters be decided at the Special Meeting?

We do not know of any other matters that may be presented for action at the Special Meeting. Should any other business come before the meeting, the persons named on the proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the results are known to us, file an additional Form 8-K to publish the final results.

Who should I contact if I have any additional questions?

If you are the stockholder of record for your shares, please contact Bernard Skaggs or Patrick NJ Schnegelsberg, at bernard.skaggs@picardmedical.com or patrick.schnegelsberg@picardmedical.com. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your bank, broker or other nominee holder directly.

PROPOSAL 1: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF OUR CAPITAL STOCK AND COMMON STOCK

Overview

As of February 6, 2026, out of the 150,000,000 shares of common stock presently authorized, 109,402,110 shares of common stock were issued or reserved for issuance and 40,597,890 shares of common stock were unreserved and remain available for future issuance.

As of February 6, 2026, a total of 73,701,176 shares of common stock were issued and outstanding, no shares were held in treasury, and there were no shares of preferred stock issued or outstanding. As of February 6, 2026, there were an aggregate of 18,000,000 shares of common stock reserved for future issuance under our Amended and Restated 2021 Equity Incentive Plan. Additionally, (i) an aggregate of up to 7,009,346 shares of common stock were reserved for issuance upon exercise of outstanding warrants, (ii) 9,990,654 shares issuable from time to time upon conversion, redemption, or other settlement of our outstanding senior secured notes due December 24, 2028, and (iii) 700,934 shares of common stock were reserved for issuance upon exercise of outstanding warrants and the achievement of certain contingencies under a securities purchase agreement.

After careful consideration, on February 10, 2026, our Board deemed it advisable and in the best interests of the Company and its stockholders to adopt and approve an amendment (attached as Appendix A to this proxy statement, the “Authorized Shares Charter Amendment”) to the Company’s Certificate of Incorporation, to increase the number of authorized shares of our capital stock from 180,000,000 to 330,000,000, which includes an increase in the number of authorized shares of our common stock from 150,000,000 to 300,000,000. Our Board has also directed that adoption and approval of the Authorized Shares Charter Amendment be submitted to our stockholders for their consideration at the Special Meeting. Our Certificate of Incorporation currently authorizes 180,000,000 shares of capital stock, consisting of 150,000,000 shares of common stock, $0.0001 par value per share, and 30,000,000 shares of preferred stock, $0.0001 par value per share. The proposed Authorized Shares Charter Amendment would not increase or otherwise affect our authorized preferred stock, which would remain unchanged at 30,000,000 shares. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional shares of capital stock, consisting of shares of common stock to be authorized by adoption of the Authorized Shares Charter Amendment, would have rights identical to our currently outstanding common stock.

Reasons for the Authorized Shares Charter Amendment

As described above, the Company is nearing the limit of our currently authorized shares of common stock, which restricts our ability to raise capital for our business plans and strategic initiatives. The Authorized Shares Charter Amendment is intended to, among other things, give the Company greater flexibility in satisfying existing obligations to issue its common stock, considering and planning for future general corporate needs, including, but not limited to, raising additional capital or entering into strategic transactions. As previously disclosed, the Company entered into a securities purchase agreement with a single institutional investor, pursuant to which the Company agreed to issue and sell, in a private placement (i) 9,990,654 shares issuable from time to time upon conversion, redemption, or other settlement of our outstanding senior secured notes due December 24, 2028, and (ii) warrants to purchase 7,009,346 shares of the Company’s common stock. Our ability to achieve our business objectives depends on our ability to raise additional capital in the future. Our Board believes that additional authorized shares of common stock will ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of common stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

●	financing transactions, such as public or private offerings of common stock or convertible securities;

●	licenses, partnerships, collaborations and other similar transactions;

●	our equity incentive plans;

●	strategic investments and transactions; and

●	other corporate purposes that have not yet been identified.

If the Authorized Shares Proposal is adopted and approved by stockholders holding a majority of the votes cast on the proposal, and our Board determines to implement such amendment, the change in the number of shares of our authorized capital stock and common stock would become effective upon the filing of the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware, or at a later date if so specified in the Authorized Shares Charter Amendment. In addition, our Board reserves the right, notwithstanding stockholder adoption and approval and without further action by our stockholders, to abandon the Authorized Shares Charter Amendment if, at any time prior to the effectiveness of the filing of the Authorized Shares Charter Amendment with the Secretary of State, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to effect the Authorized Shares Charter Amendment.

The Authorized Shares Proposal is not contingent on the approval of any other proposal to be considered at the Special Meeting. The form of the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of our capital stock and common stock is attached as Appendix A to this proxy statement.

Effect of the Proposal on Common Stock

If the Authorized Shares Charter Amendment is adopted and approved, the additional shares of common stock would be available for issuance at the discretion of our Board and without further stockholder approval, except as may be required by law or the rules of the New York Stock Exchange on which our common stock is listed. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.

Additionally, by increasing the number of authorized but unissued shares of common stock, the Authorized Shares Proposal could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our Board. For example, our Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our Company and our stockholders. The Authorized Shares Proposal could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempts, the Authorized Shares Proposal could limit the opportunity for our stockholders to dispose of their shares at a higher price generally available in takeover attempts or that may be available under a merger proposal. The Authorized Shares Proposal could have the effect of permitting our current management, including our current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of our Company nor is this Authorized Shares Proposal being presented with the intent that it be utilized as a type of anti-takeover device.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that if the Authorized Shares Charter Amendment is adopted, approved and filed with the Secretary of State of the State of Delaware, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Reservation of Right to Abandon the Authorized Shares Charter Amendment

Although we presently intend to effect the increase in authorized shares of capital stock and common stock contemplated by this Proposal, notwithstanding stockholder adoption and approval of the Authorized Shares Proposal, our Board will have discretion as to whether to effect the increase in authorized shares of capital stock and common stock and reserves the right to abandon the Authorized Shares Charter Amendment without any further action by our stockholders if at any time prior to the filing or effectiveness of the Authorized Shares Charter Amendment, our Board determines, in its sole discretion, that the increase in authorized shares of capital stock and common stock is no longer in the best interests of our Company and our stockholders.

By voting in favor of the Authorized Shares Charter Amendment, stockholders are also expressly authorizing our Board to determine not to proceed with, or abandon, the increase in authorized shares if it should so decide.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK

PROPOSAL 2: APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON
STOCK IN AN AMOUNT EXCEEDING 20% OF OUTSTANDING SHARES PURSUANT TO THE
PURCHASE AGREEMENT WITH THE SELLING STOCKHOLDERS FOR PURPOSES OF
COMPLYING WITH NYSE AMERICAN RULE 713

Overview

Our common stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

In connection with the Purchase Agreement (as defined below) with the Selling Stockholders (as defined below), the aggregate number of shares of common stock issuable could be in excess of 20% of our outstanding common stock prior to the issuance under each agreement, upon the terms and conditions more fully described below. Further, pursuant to the Purchase Agreement, we are required to seek stockholder approval, which if not obtained, we are obligated to hold additional special meetings of stockholders. Therefore, we are asking our stockholders to authorize the issuance of shares of our common stock in connection with the Purchase Agreement in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Senior Secured Notes and Warrants with the Selling Stockholders

On December 24, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with HT Investments MA LLC and High Trail Special Situations LLC (or the “Selling Stockholders”), pursuant to which we agreed to issue and sell (i) senior secured notes due December 24, 2028 and (ii) warrants to purchase shares of our common stock, par value $0.0001 per share. At the initial closing on December 26, 2025, we issued an aggregate principal amount of $15,000,000 of notes as the first draw under a facility that permits, subject to specified conditions and the Selling Stockholder’s written consent, up to an additional $35,000,000 of notes to be issued in subsequent closings prior to December 15, 2028. In connection with the initial closing, we also issued to the Selling Stockholders warrants to purchase up to 7,009,346 shares of our common stock with an initial exercise price of $2.675 per share.

In connection with the issuance, we entered into an engagement letter with WestPark Capital, Inc. (“WestPark”), pursuant to which WestPark acted as the Company’s exclusive placement agent. Pursuant to the WestPark engagement letter, the Company paid WestPark a cash fee equal to 7.5% of the gross proceeds of the issuance. In addition, upon closing WestPark became entitled to receive warrants to purchase up to 5% of the aggregate number of shares of common stock issued and issuable pursuant to Purchase Agreement, at 125% of the price of the shares of common stock issued or issuable for a term of five years.

Under the Purchase Agreement, the Company also issued initial warrants to purchase up to 7,009,346 shares of common stock (the “Initial Warrants”). For the Initial Warrants, the number of shares underlying the warrants equals 7,009,346, and the initial exercise price equals $2.675. For any subsequent closing, the number of shares underlying the related warrants, if issued, will equal the quotient of (x) the aggregate principal amount of the Subsequently Purchased Notes (as defined in the Purchase Agreement) issued at such subsequent closing divided by (y) the “Minimum Price” (as defined in Section 713(c) of the NYSE American, LLC Company Guide) as of the applicable subsequent transaction date, and the exercise price will equal 125% of such Minimum Price. The warrants issued at the initial closing are exercisable commencing on the earlier of (i) the date that is six months following the initial closing date, and (ii) the date on which the requisite stockholder approval with respect to the approval to satisfy the applicable rules of the New York Stock Exchange for the transactions contemplated by the Purchase Agreement is obtained. The warrants also provide that the Company may force the exercise of the warrants if the closing price of the common stock is at or above 200% of the exercise price for 20 consecutive trading days. The warrants include beneficial ownership limitations initially set at 9.99%, standard structural adjustment provisions, and customary exercise and settlement mechanics. The Warrants also contain customary anti-dilution protections, including in connection with future reverse stock splits and future dilutive issuances.

Pursuant to our obligations under the Purchase Agreement, we registered for resale on Form S-1 (Registration No. 333-292666) up to 17,000,000 shares of common stock.

Why Approval is Needed

As described above, at the time of the execution of the Purchase Agreement, assuming full exercise of the warrants, including shares issued in connection with the repayment of the notes and/or as a result of anti-dilution adjustments in accordance with the terms of the notes and warrants, the number of shares of common stock which may be issuable could be more than 20% of our common stock outstanding at the time of execution of the agreement and may also result in such shares being issued at less than the greater of market price or book value per share.

We generally have no control over whether the Selling Stockholders and/or WestPark will exercise the warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares of common stock that may be issued under the notes or the warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock to the Selling Stockholders and WestPark under the terms of the Purchase Agreement. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the Selling Stockholders and WestPark under the terms of the Purchase Agreement, as applicable.

NYSE American Rule 713 requires that we obtain stockholder approval of the issuances of common stock and/or securities convertible into, or exercisable for, common stock in excess of 20% of our issued and outstanding shares of common stock at the time of the offering. Accordingly, we seek your approval of Proposal 2 to issue the maximum number of shares of common stock that could be issued upon full conversion and exercise thereof, in order to satisfy the requirements of NYSE American Rule 713.

Effect of Issuance of Securities

The potential issuance of shares of our common stock pursuant to the notes and warrants, plus any additional shares of common stock issued in connection with the repayment of the notes and/or as a result of anti-dilution adjustments in accordance with the terms of the notes and warrants, would result in an increase in the number of shares of common stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the Selling Stockholders and/or WestPark exercise the warrants, or to the extent that additional shares of common stock are issued in connection with the repayment of the notes and/or as a result of anti-dilution adjustments in accordance with the terms of the notes and warrants. Because of potential adjustments to the number of shares of common stock issuable upon exercise of the warrants, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Further, the issuance or resale of common stock issued to the Selling Stockholders and WestPark could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the offerings may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 2 at the Special Meeting, we would be required to continue to seek such stockholder approval, again, thereafter until such stockholder approval is obtained. Any such adjournments or calling of a special meetings of stockholders could result in our having to incur substantial additional expenses.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK IN AN AMOUNT EXCEEDING
20% OF OUTSTANDING SHARES, PURSUANT TO THE PURCHASE AGREEMENT WITH THE
SELLING STOCKHOLDERS FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN RULE 713.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of February 6, 2026, by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group. The address for each beneficial owner is c/o Picard Medical, Inc., 1992 E Silverlake Rd, Tucson, AZ 85713, unless otherwise provided.

	Shares of Common Stock Beneficially Owned Immediately Prior to the Completion of this Offering		Shares of Common Stock Beneficially Owned Immediately After this Offering
Name of Beneficial Owner	Number of Shares	Percentage	Number of Shares	Percentage(1)
Directors and Named Executive Officers
Patrick NJ Schnegelsberg	-	0.0%	-	0.00%
Bernard Skaggs	-	0.0%	-	0.00%
Matt Schuster	-	0.0%	-	0.00%
Frank Tinker	-	0.0%	-	0.00%
5% Stockholders	-
Hunniwell(2)	39,618,919	83.3%	39,618,919	53.8%
Sindex SSI Financing, LLC(3)	7,943,586	16.7%	7,943,586	10.8%
All directors, director nominees and current executive officers as a group (4 persons)	-	0.0%	-	0.00%

(1)	Based on 73,701,176 shares as of February 6, 2026.
(2)	Hunniwell Picard I, LLC is a manager-managed venture capital fund managed by Hunniwell Picard GP, LLC where dispositive decisions require the unanimous vote of all three partners, namely Yuncai (“Richard”) Fang, Sinyew (“Daniel”) Teo & Chris Hsieh. Under the so-called “rule of three” because voting and dispositive decisions are made by a unanimous vote of all three partners, none of the partners is deemed to be a beneficial owner of shares, even those in which any director holds a pecuniary interest.
(3)	Gregory L. Segal has voting and dispositive control over the shares owned by Sindex SSI Financing, LLC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or the Company. Direct your written request to: Picard Medical, Inc., 1992 E SILVERLAKE, TUCSON AZ, 85713, Attention: Bernard Skaggs.

Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no business to be brought before the Special Meeting, which is not referred to in the accompanying Notice of Special Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action regarding such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.

Annex A

CERTIFICATE OF AMENDMENT

to the

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

PICARD MEDICAL, INC.

[●], 2026

PICARD MEDICAL, INC. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The name of the Company is Picard Medical, Inc. The Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware on April 8, 2021, under the name Picard Systems, Inc. On August 28, 2025, the Company filed a Second Amended and Restated Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”).

2. The Certificate of Incorporation is hereby amended by replacing Article IV with the following:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 300,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”) and (ii) 30,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Company.

4. This Certificate of Amendment shall become effective at 9:01 a.m. Eastern Time on [●], 2026.

[signature page follows]

Annex A-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the date first written above.

PICARD MEDICAL, INC.

By:	/s/ Patrick NJ Schnegelsberg
Name:	Patrick NJ Schnegelsberg
Title:	Chief Executive Officer

[Signature Page to Certificate of Amendment to Certificate of Incorporation]

Annex A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PICARD MEDICAL, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 9, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. To attend, visit:
https://www.cstproxy.com/picardmedical/2026

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:

Please mark your votes like this **X**

CONTROL NUMBER

Signature_______________________________ Signature, if held jointly_______________________________ Date_____________2026.

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

2026 1 . Adopt and approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our capital stock from 180 , 000 , 000 to 330 , 000 , 000 , which includes an increase in the number of authorized shares of our common stock from 150 , 000 , 000 to 300 , 000 , 000 . 2 . T o approve the issuance of additional shares of our common stock in an amount exceeding 20 % of our outstanding shares pursuant to the purchase agreement with the Selling Stockholders for purposes of complying with NYSE American Rule 713 Note : In their discretion, the proxies are authorized to vote upon such other business as may property come before the Special Meeting of Stockholders or any postponement or adjournment thereof. PICAR D MEDICA L , IN C . FOL D HER E • D O NO T SE P AR A T E • INSER T I N ENVELOP E PROVIDE D Signature Signature , i f hel d jointly Date 2026. Note : Pleas e sig n exactl y a s you r name(s ) appear(s ) hereon . Whe n signin g a s attorne y , executo r, administrato r , o r othe r fiduciar y , pleas e giv e ful l titl e a s such . Joint owner s shoul d eac h sig n personall y . Al l holder s mus t sign . I f a corporatio n o r partnership , pleas e sig n i n ful l corporat e o r partnershi p nam e b y authorize d o f fice r. Please mark your votes like this X 203977 Picard Medical, Inc. Proxy Card Rev5 Front CONTROL NUMBER PROXY TH E BOAR D O F DIREC T OR S RECOMMEND S YO U VOT E FO R TH E FOLLOWING PROPOSAL S : PLEASE D O NO T RETUR N THE PROXY CARD IF YOU AR E VOTING ELECTRONICAL L Y . FOR AGAINST ABS T AIN FOR AGAINST ABS T AIN YOUR VOTE IS IMPOR T AN T . PLEASE VOTE T OD A Y . V ot e b y Internet , Smartphon e o r T able t - QUIC K EAS Y IMMEDI A T E - 2 4 Hour s a Da y , 7 Day s a W ee k o r b y Mail Y our Mobile or Internet vot e authorize s the named proxies to vot e you r share s in the sam e manne r a s if yo u marked , signe d an d returne d you r proxy card . V otes submitte d electronicall y over the Internet mus t be receive d by 1 1 : 5 9 p . m . , Eastern T ime, on March 9 , 2026 . INTERNET ww w .cstproxyvote.com Us e th e Interne t t o vot e you r prox y . Hav e your prox y car d availabl e whe n yo u acces s th e above website . Follo w th e prompt s t o vot e you r shares. V ot e a t th e Meetin g – I f yo u pla n t o atten d th e virtua l online Specia l Meeting , yo u wil l nee d you r 1 2 digit contro l numbe r t o vot e electronicall y a t th e Special Meeting. T o attend, visit: https://ww w .cstprox y .com/picardmedical/2026 MOBIL E VOTING O n you r Smartphone/ T ablet , ope n th e Q R Reader an d sca n th e belo w image . Onc e th e votin g site i s displayed , ente r you r Contro l Numbe r fro m the prox y car d an d vot e you r shares. MAI L – Mark , sig n an d dat e you r prox y car d and retur n i t i n th e postage - pai d envelop e provided.

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders of Picard Medical, Inc. to be held on March 10, 2026

To view the 2026 Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/picardmedical/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PICARD MEDICAL, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS, AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS.

(Continued and to be marked, dated and signed on the other side)

2026 FOL D HER E • D O NO T SE P AR A T E • INSER T I N ENVELOP E PROVIDE D PROXY THIS PROXY IS SOLICITED ON BEHAL F OF THE BOAR D OF DIREC T ORS PICAR D MEDICA L , IN C . The stockholder(s) hereby appoint(s) Patrick NJ Schnegelsberg and Bernard Skaggs or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Picard Medical, Inc . that the stockholder(s) is/are entitled to vote at the Special meeting of Stockholders to be held virtually at 8 : 00 p . m . , Eastern T ime, on March 10 , 2026 , at https : //ww w . cstprox y . com/picardmedical/ 202 6 , and any adjournment or postponement thereof . THI S PROX Y , WHE N PROPER L Y EXECUTE D , WIL L B E VOTE D A S DIRECTE D HEREI N . I F NO DIRECTIO N I S GIVE N , THI S PROX Y WIL L B E VOTE D “ FO R ” AL L PROPOSAL S , AN D I N THE DISCRETIO N O F TH E PROXIE S , UPO N SUC H OTHE R BUSINES S A S M A Y PROPER L Y COME BEFOR E TH E SPECIA L MEETIN G O F S T OCKHOLDER S . (Continued an d to be marked , dated an d signe d on the other side) Importan t Notic e Regardin g th e Interne t A vailabilit y o f Prox y Material s for th e Specia l Meetin g o f Stockholder s o f Picar d Medical , Inc. t o b e hel d o n Marc h 10 , 2026 T o view the 202 6 Proxy Statement an d to Attend the Special Meeting, please go to: https://ww w .cstprox y .com/picardmedical/2026 200915 Picard Medical, Inc. Proxy Card Rev5 Back